EMERSON RADIO CORP.

                 Board of Directors Proxy for the Annual Meeting of Stockholders at 1:00 p.m. (local time), Thursday, February 24, 2000
                             Bent Tree Country Club
                              5201 Westgrove Drive
                               Dallas, Texas 75248

      The undersigned Stockholder of Emerson Radio Corp. (the "Company") hereby appoints Geoffrey P. Jurick and John P. Walker, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above stated Annual Meeting and at any adjournment(s) thereof.

                           (Continued on reverse side)




                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               EMERSON RADIO CORP.

                                FEBRUARY 24, 2000


                 Please Detach and Mail in the Envelope Provided

        X
Please mark your
votes as in this
example.

                    FOR all nominees listed            WITHHOLD AUTHORITY
                    at  right (except as provided      to vote for all
                    to the contrary below)             nominees at right




1. To elect five                                             Nominees:
   directors for a                                           Geoffrey P. Jurick
   one-year term                                             Robert H. Brown,Jr.
                                                             Peter G. Bunger
                                                             Stephen H. Goodman
                                                             Jerome H. Farnum

INSTRUCTIONS:   To withhold authority to vote for any individual nominee,  write that nominee's name in the space provided below:


2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1), THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's 1999 Annual Report and Notice of Meeting and Proxy Statement, dated January 13, 2000, is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND MAIL TODAY.


SIGNATURE_____________________________________________DATE____________________

SIGNATURE_____________________________________________DATE______________________
                    IF HELD JOINTLY

NOTE:   (Joint  owners  must EACH sign.  Please sign  EXACTLY  as  your  name(s)
appear(s)   on  this  card.   When  signing  as  attorney,  trustee,   executor,
administrator, guardian or corporate officer, please give your FULL title.)